Exhibit 32.1


            CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

     The undersigned executive officer of PFS Bancorp, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-QSB for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                  /s/Mel E. Green
                                  ----------------------------------
                                  Name:  Mel E. Green
                                  Title: President and Chief Executive Officer

Date: August 14, 2003


A signed original of this written statement required by Section
906 has been provided to PFS Bancorp, Inc. and will be retained by PFS Bancorp, Inc. and furnished to the Securities and Exchange
Commission or its staff upon request.